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                                                             EXHIBIT 23.2


          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 3, 1995 included or incorporated by reference in Occidental Petroleum Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1994.


                                                   ARTHUR ANDERSEN LLP
Los Angeles, California
December 4, 1995